UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2026
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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33220	33-1151291
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive	Lake Success	New York	11042
(Street Address)	(City)	(State)	Zip Code

Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on Which Registered:
Common Stock, par value $0.01 per share	BR	New York Stock Exchange

Item 2.02. Results of Operations and Financial Condition.

On August 4, 2026, Broadridge Financial Solutions, Inc. (“Broadridge” or the “Company”) issued a press release (“Press Release”) announcing its financial results for the fourth quarter and fiscal year ended June 30, 2026. On August 4, 2026, the Company also posted an Earnings Webcast & Conference Call Presentation (the “Earnings Presentation”) on the Company’s Investor Relations website at www.broadridge-ir.com.

Copies of the Press Release and Earnings Presentation are being furnished as Exhibits 99.1 and 99.2, attached hereto, respectively. The information furnished pursuant to Items 2.02 and 9.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01. Other Events.

On August 3, 2026, Broadridge's Board of Directors (the “Board”) declared a quarterly dividend of $1.09 per share payable on October 5, 2026 to stockholders of record on September 3, 2026. This declaration reflects the Board's approval of a 12% increase in the annual dividend from $3.90 to $4.36 per share, subject to the discretion of the Board to declare quarterly dividends. A copy of the press release announcing this dividend declaration is attached hereto as Exhibit 99.1

On August 3, 2026, the Board authorized a new share repurchase program under which Broadridge may repurchase up to $1.5 billion of its outstanding common stock. This authorization replaces the 3.5 million shares remaining under the existing Board repurchase authorization. The share repurchase program has no expiration date and may be suspended, modified, or discontinued at any time at the discretion of the Board. Repurchases under the program may be made from time to time in open market transactions, privately negotiated transactions, transactions pursuant to Rule 10b5-1 trading arrangements, or other transactions permitted by applicable securities laws and regulations. The timing, number, and value of shares repurchased will depend on market conditions, the market price of Broadridge’s common stock, available liquidity, capital allocation priorities, applicable legal requirements, and other factors considered relevant by management and the Board.
Forward-Looking Statements
This current report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” “on track,” and other words of similar meaning, are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include:
•changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge;
•Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms;
•a material security breach or cybersecurity attack affecting the information of Broadridge’s clients;
•declines in participation and activity in the securities markets;
•the failure of Broadridge’s key service providers to provide the anticipated levels of service;
•a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services;
•overall market, economic and geopolitical conditions and their impact on the securities markets;

•the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients;
•Broadridge’s failure to keep pace with changes in technology and demands of its clients;
•competitive conditions;
•Broadridge’s ability to attract and retain key personnel; and
•the impact of new acquisitions and divestitures.

There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. You should carefully read the factors described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended June 30, 2026 filed with the Securities and Exchange Commission on August 4, 2026 for a description of certain risks that could, among other things, cause our actual results to differ from these forward-looking statements.

All forward-looking statements speak only as of the date of this Current Report on Form 8-K and are expressly qualified in their entirety by the cautionary statements included in this Current Report on Form 8-K. We disclaim any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Broadridge Financial Solutions, Inc. Press Release dated August 4, 2026

99.2	Broadridge Financial Solutions, Inc. Earnings Webcast & Conference Call Presentation dated August 4, 2026

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 4, 2026

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Ashima Ghei
Ashima Ghei
Corporate Vice President and
Chief Financial Officer